                                                                    EXHIBIT 99.1


                             AmeriCredit Corporation

                         COMPOSITION OF THE RECEIVABLES
                               2000-D INITIAL CUT


                                                     New                     Used                 Total
                                            ----------------------  ----------------------- -------------------

Aggregate Principal Balance                        $96,654,595.69          $203,345,306.97     $299,999,902.66

Number of Receivables in Pool                               5,439                   14,593              20,032

Percent of Pool by Principal Balance                       32.22%                   67.78%

Average Principal Balance                              $17,770.66               $13,934.44          $14,976.03
     Range of Principal Balances            ($361.40 to $47,087.09) ($644.81 to $49,303.70)

Weighted Average APR                                       18.00%                   19.91%              19.30%
     Range of APRs                               (9.95% to 27.50%)       (9.95% to  29.99%)

Weighted Average Remaining Term                                64                       59                  61
     Range of Remaining Terms                     (4 to 72 months)         (3 to 72 months)

Weighted Average Original Term                                 65                       60                  62
     Range of Original Terms                     (36 to 72 months)        (12 to 72 months)


----------------------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.


          DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE

                        Aggregate Principal
                        Balance as of Cutoff Percent of Aggregate          Number of         Percent of Number of
    APR Range (1)             Date           Principal Balance (2)        Receivables         Receivables (2)
----------------------  ------------------   ----------------------  ----------------------- -------------------

9.000% to 9.999%                80,678.37                   0.03%                        5               0.02%
10.000% to 10.999%              23,004.60                   0.01%                        1               0.00%
11.000% to 11.999%              16,516.03                   0.01%                        1               0.00%
12.000% to 12.999%           6,403,516.65                   2.13%                      363               1.81%
13.000% to 13.999%           3,738,368.72                   1.25%                      188               0.94%
14.000% to 14.999%           8,386,043.30                   2.80%                      445               2.22%
15.000% to 15.999%          10,041,205.83                   3.35%                      535               2.67%
16.000% to 16.999%          28,246,159.83                   9.42%                    1,581               7.89%
17.000% to 17.999%          64,687,869.07                  21.56%                    3,955              19.74%
18.000% to 18.999%          33,787,069.13                  11.26%                    2,195              10.96%
19.000% to 19.999%          25,676,232.10                   8.56%                    1,671               8.34%
20.000% to 20.999%          36,926,182.09                  12.31%                    2,661              13.28%
21.000% to 21.999%          35,026,647.19                  11.68%                    2,551              12.73%
22.000% to 22.999%          19,885,595.02                   6.63%                    1,516               7.57%
23.000% to 23.999%          18,603,069.13                   6.20%                    1,543               7.70%
24.000% to 24.999%           6,954,737.12                   2.32%                      671               3.35%
25.000% to 25.999%           1,160,998.90                   0.39%                      113               0.56%
26.000% to 26.999%             208,918.20                   0.07%                       21               0.10%
27.000% to 27.999%              57,055.48                   0.02%                        6               0.03%
28.000% to 28.999%              48,497.10                   0.02%                        5               0.02%
29.000% to 29.999%              41,538.80                   0.01%                        5               0.02%
                        ------------------  ----------------------  ----------------------- -------------------

TOTAL                     $299,999,902.66                 100.00%                   20,032             100.00%
                        ==================  ======================  ======================= ===================

----------------------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.

(2)   Percentages may not add to 100% because of rounding.

                             AmeriCredit Corporation

        DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR
                               2000-D INITIAL CUT

                        Aggregate Principal
                        Balance as of Cutoff  Percent of Aggregate          Number of         Percent of Number of
        State                 Date            Principal Balance (1)        Receivables         Receivables (1)
----------------------  ------------------    ----------------------  ----------------------- -------------------
Alabama                      4,915,422.16                   1.64%                      328               1.64%
Arizona                     10,346,836.81                   3.45%                      708               3.53%
California                  36,605,703.85                  12.20%                     2295              11.46%
Colorado                     4,307,851.88                   1.44%                      285               1.42%
Connecticut                  3,266,868.13                   1.09%                      225               1.12%
Delaware                     1,368,560.21                   0.46%                       95               0.47%
Florida                     26,564,662.38                   8.85%                     1796               8.97%
Georgia                     10,855,778.42                   3.62%                      673               3.36%
Illinois                    12,385,480.26                   4.13%                      813               4.06%
Indiana                      5,275,662.00                   1.76%                      374               1.87%
Iowa                         1,387,899.51                   0.46%                       97               0.48%
Kansas                       1,948,245.82                   0.65%                      135               0.67%
Kentucky                     3,654,335.46                   1.22%                      267               1.33%
Louisiana                    5,700,500.02                   1.90%                      381               1.90%
Maryland                     6,012,315.16                   2.00%                      387               1.93%
Massachusetts                4,820,931.93                   1.61%                      354               1.77%
Michigan                    10,040,334.39                   3.35%                      673               3.36%
Minnesota                    4,131,867.45                   1.38%                      279               1.39%
Mississippi                  2,037,393.33                   0.68%                      127               0.63%
Missouri                     4,431,443.92                   1.48%                      303               1.51%
Nevada                       3,936,573.26                   1.31%                      256               1.28%
New Hampshire                1,101,517.87                   0.37%                       89               0.44%
New Jersey                   8,317,872.09                   2.77%                      598               2.99%
New Mexico                   1,700,773.15                   0.57%                      124               0.62%
New York                    12,927,895.27                   4.31%                      904               4.51%
North Carolina               7,384,586.12                   2.46%                      492               2.46%
Ohio                        13,134,330.97                   4.38%                      925               4.62%
Oklahoma                     2,676,441.03                   0.89%                      177               0.88%
Oregon                       1,128,739.95                   0.38%                       85               0.42%
Pennsylvania                15,176,079.24                   5.06%                     1077               5.38%
Rhode Island                 1,074,383.86                   0.36%                       74               0.37%
South Carolina               2,984,377.09                   0.99%                      192               0.96%
Tennessee                    5,312,118.55                   1.77%                      364               1.82%
Texas                       39,541,423.83                  13.18%                     2436              12.16%
Utah                         1,368,312.52                   0.46%                       98               0.49%
Virginia                     6,970,381.35                   2.32%                      457               2.28%
Washington                   4,944,490.79                   1.65%                      342               1.71%
West Virginia                1,948,033.91                   0.65%                      145               0.72%
Wisconsin                    4,679,668.29                   1.56%                      322               1.61%
Other (2)                    3,633,810.43                   1.21%                      280               1.40%
                        ------------------  ----------------------  ----------------------- -------------------

TOTAL                     $299,999,902.66                 100.00%                   20,032             100.00%
                        ==================  ======================  ======================= ===================


----------------------
(1) Percentages may not add to 100% because of rounding.
(2) States with principal balances less than $1,000,000.